CONSENT TO SERVICE AS A TRUSTEE


         The undersigned person is named as Trustee of the Whatifi Funds in the Prospectus and Statement of Additional Information included as a part of the Registration Statement on Form N-1A filed by the Whatifi Funds under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and hereby consents to the use of his name in such Prospectus and Statement of Additional Information.


/s/Warner Henderson
--------------------------
Warner Henderson

                                          CONSENT TO SERVICE AS A TRUSTEE


         The undersigned person is named as Trustee of the Whatifi Funds in the Prospectus and Statement of Additional Information included as a part of the Registration Statement on Form N-1A filed by the Whatifi Funds under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and hereby consents to the use of his name in such Prospectus and Statement of Additional Information.



/s/Shon Goel
--------------------------
Shon Goel

                                          CONSENT TO SERVICE AS A TRUSTEE


         The undersigned person is named as Trustee of the Whatifi Funds in the Prospectus and Statement of Additional Information included as a part of the Registration Statement on Form N-1A filed by the Whatifi Funds under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and hereby consents to the use of his name in such Prospectus and Statement of Additional Information.


/s/Kenneth Crouse
--------------------------
Kenneth Crouse

                                          CONSENT TO SERVICE AS A TRUSTEE


         The undersigned person is named as Trustee of the Whatifi Funds in the Prospectus and Statement of Additional Information included as a part of the Registration Statement on Form N-1A filed by the Whatifi Funds under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and hereby consents to the use of his name in such Prospectus and Statement of Additional Information.


/s/Steven J. Dixon
--------------------------
Steven J. Dixon

                                          CONSENT TO SERVICE AS A TRUSTEE


         The undersigned person is named as Trustee of the Whatifi Funds in the Prospectus and Statement of Additional Information included as a part of the Registration Statement on Form N-1A filed by the Whatifi Funds under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and hereby consents to the use of his name in such Prospectus and Statement of Additional Information.


/s/Harris A. Fricker
--------------------------
Harris A. Fricker